Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1969

                     Preferred Opportunity Portfolio 2019-2


                          Supplement to the Prospectus

As a result of a previously announced corporate name change, effective August 9, 2019, the Torchmark Corporation security held by the Portfolio has been rebranded as a Global Life Inc. security.

Notwithstanding anything to the contrary in the Prospectus, the Portfolio will hold, and will continue to purchase, the Global Life Inc. security.

Supplement Dated:  August 9, 2019